UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 23, 2018

Teladoc, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37477	04-3705970
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Manhattanville Road, Suite 203 Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)

(203) 635-2002

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Offering of Common Stock

On July 23, 2018, Teladoc, Inc. (“Teladoc,” “we” or “our”) issued a press release announcing a proposed offering of shares of its common stock, which includes 5,000,000 shares offered by Teladoc and 263,740 shares received in connection with Teladoc’s recent acquisition of Advance Medical-HealthCare Management Services, S.A. (“Advance Medical”) and offered by certain entities affiliated with Summit Partners and certain former employees of Advance Medical (the “selling stockholders”). The proceeds of the primary portion of the offering will be used by Teladoc for working capital and other general corporate purposes, including the pursuit of strategic acquisitions, should they arise, and repayment of debt. Teladoc will not receive any proceeds from shares of common stock to be sold by the selling stockholders.

A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description does not purport to be complete and is qualified in its entirety by reference to such Exhibit.

Risk Factors Supplement

As part of the filing of this Current Report on Form 8-K, Teladoc intends to supplement its risk factors, including those contained in its Annual Report on Form 10-K for the year ended December 31, 2017, filed on February 27, 2018 (the “2017 Form 10-K”). The risk factors below should be considered together with the other risk factors described in the 2017 Form 10-K.

Our business is subject to complex and evolving foreign laws and regulations regarding privacy, data protection and other matters relating to information collection.

There are numerous foreign laws, regulations and directives regarding privacy and the collection, storage, transmission, use, processing, disclosure and protection of personally identifiable information (“PII”) and other personal or customer data, the scope of which is continually evolving and subject to differing interpretations. We must comply with such laws, regulations and directives and we may be subject to significant consequences, including penalties and fines, for our failure to comply. For example, as of May 25, 2018, the General Data Protection Regulation, (the “GDPR”) has replaced the Data Protection Directive with respect to the processing of personal data in the European Union (the “EU”). The GDPR imposes several stringent requirements for controllers and processors of personal data, including, for example, higher standards for obtaining consent from individuals to process their personal data, more robust disclosures to individuals and a strengthened individual data rights regime, shortened timelines for data breach notifications, limitations on retention and secondary use of information, increased requirements pertaining to health data and pseudonymised (i.e., key-coded) data and additional obligations when we contract with third-party processors in connection with the processing of the personal data. The GDPR provides that EU member states may make their own further laws and regulations limiting the processing of genetic, biometric or health data, which could limit our ability to use and share personal data or could cause our costs could increase, and harm our business and financial condition. Failure to comply with the requirements of GDPR and the applicable national data protection laws of the EU member states may result in fines of up to €20,000,000 or up to 4% of the total worldwide annual turnover of the preceding financial year, whichever is higher, and other administrative penalties. To comply with the new data protection rules imposed by GDPR we may be required to put in place additional mechanisms ensuring compliance. In addition, privacy laws are developing quickly in other jurisdictions where we operate: for example, the Brazilian Senate approved Brazil’s first General Data Protection Law in July 2018 (which must still be sanctioned by the President), which imposes similar accountability, transparency and security obligations, and the data protection regime in China is fast-evolving. This may be onerous and adversely affect our business, financial condition, results of operations and prospects.

In addition, recent legal developments in Europe have created complexity and compliance uncertainty regarding certain transfers of information from the EU to the United States. We cannot be certain of the legitimacy of previously authorized data export mechanisms, including Standard Model Contractual Clauses, on which we and our customers have relied in exporting data to servers located in the United States. For example, following a decision of the Court of Justice of the European Union in October 2015, transferring personal data to U.S. companies that had certified as members of the U.S. Safe Harbor Scheme was declared invalid. In July 2016 the European Commission adopted the U.S.-EU Privacy Shield Framework which replaces the Safe Harbor Scheme. However, this Framework is under review and there is currently litigation challenging other EU mechanisms for adequate data transfers (i.e., the standard contractual clauses). It is uncertain whether the Privacy Shield Framework and/or the standard contractual clauses will be similarly invalidated by the European courts. We rely on a mixture of mechanisms to transfer personal data from our EU business to the United States, and could be impacted by changes in law as a result of a future review of these transfer mechanisms by European regulators under the GDPR, as well as current challenges to these mechanisms in the European courts. If one or more of the legal bases for transferring PII from Europe to the United States is invalidated, or if we are unable to transfer PII between and among countries and regions in which we operate, it could affect the manner in which we provide our services or could adversely affect our financial results.

Furthermore, any failure, or perceived failure, by us to comply with or make effective modifications to our policies, or to comply with any federal, state, or international privacy, data-retention or data-protection-related laws, regulations, orders or industry self-regulatory principles could result in proceedings or actions against us by governmental entities or others, a loss of customer confidence, damage to our brand and reputation and a loss of customers, any of which could have an adverse effect on our business. In addition, various federal, state and foreign legislative or regulatory bodies may enact new or additional laws and regulations concerning privacy, data-retention and data-protection issues, including laws or regulations mandating disclosure to domestic or international law enforcement bodies, which could adversely impact our business, our brand or our reputation with customers. For example, some countries have adopted laws mandating that PII regarding customers in their country be maintained solely in their country. Having to maintain local data centers and redesign product, service and business operations to limit PII processing to within individual countries could increase our operating costs significantly.

As we expand our international operations, we will increasingly face political, legal and compliance, operational, regulatory, economic and other risks that we do not face or are more significant than in our domestic operations. Our exposure to these risks is expected to increase.

As we expand our international operations, we will increasingly face political, legal and compliance, operational, regulatory, economic and other risks that we do not face or that are more significant than in our domestic operations. These risks vary widely by country and include varying regional and geopolitical business conditions and demands, government intervention and censorship, discriminatory regulation, nationalization or expropriation of assets and pricing constraints. Our international products need to meet country-specific client and member preferences as well as country-specific legal requirements, including those related to licensing, telehealth, privacy, data storage, location, protection and security. Our ability to conduct telehealth services internationally is subject to the applicable laws governing remote care and the practice of medicine in such location, and the interpretation of these laws is evolving and vary significantly from country to county and are enforced by governmental, judicial and regulatory authorities with broad discretion. We cannot, however, be certain that our interpretation of such laws and regulations are correct in how we structure our operations, our arrangements with physicians, services agreements and customer arrangements.

Our international operations increase our exposure to, and require us to devote significant management resources to implement controls and systems to comply with, the privacy and data protection laws of non-U.S. jurisdictions and the anti-bribery, anti-corruption and anti-money laundering laws of the United States (including the U.S. Foreign Corrupt Practices Act of 1977) and the United Kingdom (including the U.K. Bribery Act 2010) and similar laws in other jurisdictions. Implementing our compliance policies, internal controls and other systems upon our expansion into new countries and geographies may require the investment of considerable management time and management, financial and other resources over a number of years before any significant revenues or profits are generated. Violations of these laws and regulations could result in fines, criminal sanctions against us, our officers or employees, restrictions or outright prohibitions on the conduct of our business, and significant brand and reputational harm. We must regularly reassess the size, capability and location of our global infrastructure and make appropriate changes, and must have effective change management processes and internal controls in place to address changes in our business and operations. Our success depends, in part, on our ability to anticipate these risks and manage these difficulties, and the failure to do so could have a material adverse effect on our business, operating results, financial position, brand, reputation and/or long-term growth.

Our international operations require us to overcome logistical and other challenges based on differing languages, cultures, legal and regulatory schemes and time zones. Our international operations encounter labor laws, customs and employee relationships that can be difficult, less flexible than in our domestic operations and expensive to modify or terminate. In some countries we are required to, or choose to, operate with local business partners, which requires us to manage our partner relationships and may reduce our operational flexibility and ability to quickly respond to business challenges.

Offering Risk Factors

In addition, in connection with the offering of common stock described above, Teladoc intends to supplement its risk factors, including those contained in 2017 Form 10-K, to address risk factors with respect to the offering. The risk factors below should be considered together with the other risk factors described in the 2017 Form 10-K and in this Current Report on Form 8-K.

After the offering, our executive officers, directors and principal stockholders, if they choose to act together, will continue to retain significant voting power.

Upon the closing of the offering, our executive officers, directors and stockholders who owned more than 5% of our outstanding common stock before the offering and their respective affiliates will, in the aggregate, hold shares representing approximately 30.7% of our outstanding common stock (assuming the underwriter or underwriters in the offering do not exercise its or their right to purchase additional shares). As a result, if these stockholders were to choose to act together, they would be able to control or significantly influence all matters submitted to our stockholders for approval, as well as our management and affairs. For example, these persons, if they choose to act together, would control or significantly influence the election of directors and approval of any merger, consolidation or sale of all or substantially all of our assets. This concentration of ownership control may:

•                  delay, defer or prevent a change in control;

•                  entrench our management and our board of directors; or

•                  impede a merger, consolidation, takeover or other business combination involving us that other stockholders may desire.

A significant portion of our total outstanding shares are eligible to be sold into the market in the near future, which could cause the market price of our common stock to drop significantly, even if our business is doing well.

Sales of a substantial number of shares of our common stock in the public market, or the perception in the market that the holders of a large number of shares intend to sell shares, could reduce the market price of our common stock. After the offering, we will have outstanding 69,376,520 shares of common stock, based on 64,376,520 shares outstanding as of July 18, 2018. This includes the shares that we and the selling stockholders are selling in the offering, which may be resold in the public market immediately without restriction, unless purchased by our affiliates or existing stockholders. Approximately 2.2% of our outstanding common stock will be restricted as a result of securities laws or lock-up agreements but will become eligible to be sold at various times beginning 60 days after the offering (assuming the underwriter or underwriters in the offering do not exercise its or their right to purchase additional shares). Moreover, following the offering, holders of an aggregate of approximately 1,080,647 shares of our common stock have rights, subject to specified conditions, to require us to file registration statements covering their shares or to include their shares in registration statements that we may file for ourselves or other stockholders. We also have registered all shares of common stock that we may issue under our equity compensation plans, and these shares can be freely sold in the public market upon issuance, subject to volume limitations applicable to affiliates and customary lock-up agreements entered into in connection with the offering.

The price of our common stock may be volatile and fluctuate substantially, which could result in substantial losses for purchasers of our common stock in the offering.

Our stock price is likely to be volatile. The stock market has experienced extreme volatility that has often been unrelated to the operating performance of particular companies. As a result of this volatility, you may not be able to sell your common stock at or above the price you paid for such common stock. The market price for our common stock may be influenced by many factors, including, but not limited to:

•                  our quarterly or annual earnings or those of other companies in our industry;

•                  the public’s reaction to our press releases, our other public announcements and our filings with the Securities and Exchange Commission;

•                  the success of competitive products or technologies;

•                  developments related to our existing or any future collaborations;

•                  regulatory or legal developments in the United States and other countries;

•                  developments or disputes concerning our intellectual property or other proprietary rights;

•                  the recruitment or departure of key personnel;

•                  actual or anticipated changes in, or failure to meet, estimates as to financial results, development timelines or recommendations by securities analysts, or the failure of research analysts to cover our common stock;

•                  variations in our operating or financial results or prospects or those of companies that are perceived to be similar to us;

•                  changes in the structure of healthcare payment systems;

•                  general economic, industry and market conditions;

•                  our ability to successfully integrate acquisitions, joint ventures and investments and execute dispositions;

•                  sales of common stock by us, our principal stockholders or members of our management team;

•                  termination or expiration of lock-up agreements with our management team and principal stockholders;

•                  the granting of restricted common stock, stock options and other equity awards;

•                  volume of trading in our common stock; and

•                  the other factors described in the 2017 Form 10-K or this Current Report on Form 8-K.

We have broad discretion in the use of the net proceeds from the offering and may not use them effectively.

Our management and board of directors will have broad discretion in the application of the net proceeds from the offering and could spend the proceeds in ways that do not improve our results of operations or enhance the value of our common stock. You may not agree with our decisions, and our use of the proceeds may not yield any return on your investment. We intend to use the net proceeds we receive from the offering for working capital and other general corporate purposes, including the pursuit of strategic acquisitions, should they arise, and repayment of debt. The failure by our management to apply these funds effectively could result in financial losses that could have a material adverse effect on our business, cause the price of our common stock to decline and/or delay the development of our new applications and services. Pending their use, we may invest the net proceeds from the offering in a manner that does not produce income or that loses value. You will not have the opportunity to influence our decision on how to use our net proceeds from the offering.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 concerning Teladoc, the offering of the shares and other matters. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “believe,” “project,” “estimate,” “expect,” “may,” “should,” “will” and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding our financing plans (including statements related to the offering of the shares), future revenues, future earnings, future numbers of members or clients, litigation outcomes, regulatory developments, market developments, new products and growth strategies, and the effects of any of the foregoing on our future results of operations or financial conditions.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) risks related to the offering of the shares; (ii) changes in laws and regulations applicable to our business model; (iii) changes in market conditions and receptivity to our services and offerings; (iv) results of litigation; (v) the loss of one or more key clients; (vi) our ability to successfully integrate acquisitions; and (vii) changes to our abilities to recruit and retain qualified providers into our network. For a detailed discussion of the risk factors that could affect our actual results, please refer to the risk factors identified in our filings with the Securities and Exchange Commission, including, but not limited to, our 2017 Form 10-K, subsequent Quarterly Reports on Form 10-Q and this Current Report on Form 8-K.

Any forward-looking statement made by us in this Current Report is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Teladoc, Inc. press release, dated July 23, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELADOC, INC.

Date: July 23, 2018	By:	/s/ Adam C. Vandervoort
	Name:	Adam C. Vandervoort
	Title:	Chief Legal Officer and Secretary